SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported) NOVEMBER 14, 2001

                              RIMPAC RESOURCES LTD.
             (Exact name of registrant as specified in its charter)


           NEVADA                      0-29481                91-1921379
(State or other jurisdiction of      (Commission             (IRS Employer
       incorporation)                File Number)         Identification No.)


     1765 DUCHESS AVENUE, SUITE M2, WEST VANCOUVER, BRITISH COLUMBIA V7V 1P8
               (Address of principal executive offices) (Zip Code)

                                 (604) 817-8171
               Registrant's telephone number, including area code

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)












Exhibit index on consecutive page 3



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ITEM 1.  CHANGES IN CONTROL OF REGISTRANT

         Not Applicable.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         Not Applicable.

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP

         Not Applicable.

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         Not Applicable.

ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE

         On November 14, 2001, the registrant entered into a Letter of Intent with InternetLOTO, Inc., a California corporation, whereby the registrant may acquire InternetLOTO by exchanging shares of the registrant's common stock for all of the issued and outstanding shares of InternetLOTO. InternetLOTO has 8,000,000 shares issued and outstanding. If the registrant acquires InternetLOTO, the registrant will issue 11,450,000 shares of common stock and have a total of 20,000,000 shares issued and outstanding. The newly issued shares will be subject to the transferability restrictions of Rule 144.

         The registrant and InternetLOTO are conducting their due diligence and negotiating a definitive agreement. If the parties are satisfied with their due diligence, closing may take place within the next 30 days and Mr. Thomas Johnson, the President and CEO of InternetLOTO, will become the sole officer and director of the registrant. If the transaction is completed, the former shareholders of InternetLOTO will control the registrant.

         InternetLOTO, Inc. is a company organized under the laws of the State of California with its principal offices located in San Diego. InternetLOTO is pursuing its business plan of developing a global online lottery web portal, InternetLOTO.com. Through strategic alliances with global industry leaders, governments and charitable organizations, InternetLOTO plans on distributing e-tickets for the Internet's largest jackpot lotteries. If the transaction is completed, the registrant intends to continue the development and business of InternetLOTO, Inc.

ITEM 6.  RESIGNATIONS OF REGISTRANT'S DIRECTORS

         Not Applicable.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a)      Financial statements of businesses acquired:  None.

         (b)      Pro forma financial information: None.


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


         (c)      Exhibits:


                  REGULATION
                  S-K NUMBER      DOCUMENT

                     10.1         Letter of Intent between Rimpac Resources Ltd.
                                  and InternetLOTO, Inc., dated November 14,
                                  2001

ITEM 8.  CHANGE IN FISCAL YEAR

         Not applicable.

ITEM 9.  REGULATION FD DISCLOSURE

         Not Applicable.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    RIMPAC RESOURCES LTD.



November 15, 2001                   By:    /s/ GEORGIA KNIGHT
                                       -----------------------------------------
                                            Georgia Knight, President



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